UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2011

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2011, Vanguard Natural Resources, LLC (the “Company”) issued a press release announcing its earnings for the quarter and year ended December 31, 2010 and its guidance for 2011.  The purpose of this Current Report on Form 8-K/A (the “Form 8-K/A”) is to clarify the financial and operational guidance for 2011 in the press release previously provided by the Company.

The Company wishes to clarify that the 2011 financial and operational guidance regarding average daily production volumes includes production applicable to the non-controlling interest of approximately 53.3% of Encore Energy Partners LP while the percentage oil, natural gas and natural gas liquids production, lease operating expenses, productions taxes, adjusted EBITDA and drilling, recompletions and other capital expenses each, respectively, reflect the Company and only the 46.7% controlling interest that we have in Encore Energy Partners LP.

A press release revised to reflect this clarification is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

This Form 8-K/A and the exhibit hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Press release dated March 1, 2011 (Revised)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
March 1, 2011		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Press release dated March 1, 2011 (Revised)